Exhibit 99.1

Mark Suchinski to Step Down as Chief Financial Officer of Spirit AeroSystems, Irene Esteves Appointed New Chief Financial Officer

WICHITA, Kan., June 5, 2024 /PRNewswire/-- Spirit AeroSystems Holdings, Inc. [NYSE: SPR] today announced that Mark Suchinski is stepping down as Senior Vice President and Chief Financial Officer. Irene Esteves, former Executive Vice President and Chief Financial Officer of Time Warner Cable and a member of Spirit's Board of Directors, has been appointed the new Chief Financial Officer, effective immediately.  Suchinski will remain with Spirit for a transition period to support the transition to Esteves in her role as the new CFO.

"Mark Suchinski has been a strong leader in critical roles serving Spirit AeroSystems for nearly two decades. His leadership and vision have greatly contributed to our success," said Patrick M. Shanahan, CEO of Spirit AeroSystems. "We are pleased to welcome Irene Esteves as our new CFO. Her extensive experience and her remarkable instincts and financial acumen will be invaluable as we continue to drive our strategic initiatives and deliver value to our teammates, customers, and shareholders."

On the web: www.spiritaero.com

On Twitter: @SpiritAero

About Spirit AeroSystems Inc.

Spirit AeroSystems is one of the world's largest manufacturers of aerostructures for commercial airplanes, defense platforms, and business/regional jets. With expertise in aluminum and advanced composite manufacturing solutions, the company's core products include fuselages, integrated wings and wing components, pylons, and nacelles. We are leveraging decades of design and manufacturing expertise to be the most innovative and reliable supplier of military aerostructures, and specialty high-temperature materials, enabling warfighters to execute complex, critical missions. Spirit also serves the aftermarket for commercial and business/regional jets. Headquartered in Wichita, Kansas, Spirit has facilities in the U.S., U.K., France, Malaysia and Morocco. More information is available at www.spiritaero.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking statements" that may involve many risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "aim," "anticipate," "believe," "could," "continue," "estimate," "expect," "goal," "forecast," "intend," "may," "might," "objective," "outlook," "plan," "predict," "project," "should," "target," "will," "would," and other similar words, or phrases, or the negative thereof, unless the context requires otherwise. These statements reflect management's current views with respect to future events and are subject to risks and uncertainties, both known and unknown. Our actual results may vary materially from those anticipated in forward-looking statements. We caution investors not to place undue reliance on any forward-looking statements. Important factors that could cause actual results to differ materially from those reflected in such forward-looking statements and that should be considered in evaluating our outlook include, without limitation, the impact of the COVID-19 pandemic on our business and operations; the timing and conditions surrounding the full worldwide return to service (including receiving the remaining regulatory approvals) of the B737 MAX, future demand for the aircraft, and any residual impacts of the B737 MAX grounding on production rates for the aircraft; our reliance on Boeing for a significant portion of our revenues; our ability to execute our growth strategy, including our ability to complete and integrate acquisitions; our ability to accurately estimate and manage performance, cost, and revenue under our contracts; demand for our products and services and the effect of economic or geopolitical conditions in the industries and markets in which we operate in the U.S. and globally; our ability to manage our liquidity, borrow additional funds or refinance debt; and other factors disclosed in our filings with the Securities and Exchange Commission. These factors are not exhaustive and it is not possible for us to predict all factors that could cause actual results to differ materially from those reflected in our forward-looking statements. These factors speak only as of the date hereof, and new factors may emerge or changes to the foregoing factors may occur that could impact our business. Except to the extent required by law, we undertake no obligation to, and expressly disclaim any obligation to, publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts: Investor Relations: Ryan Avey, (316) 523-7040, ryan.d.avey@spiritaero.com; Media: Joe Buccino, (915) 245-7888, joe.p.buccino@spiritaero.com